                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 15, 2002





                              Array BioPharma Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-31979                  84-1460811
       ---------------       ------------------------      ------------------
       (State or other       (Commission File Number)         (IRS Employer
       jurisdiction of                                      Identification No.)
       incorporation)


3200 Walnut Street, Boulder, Colorado                            80301
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (303) 381-6600
                                                     --------------


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         As previously announced, on January 15, 2002, Array BioPharma Inc. (the "Company") signed an Agreement for the Supply of Compounds (the "Compound Agreement"), effective as of October 15, 2001, with Pfizer Inc ("Pfizer), pursuant to which the Company will provide Pfizer non-exclusive access on a per-compound fee basis to the Company's chemical compounds for Pfizer's internal lead generation efforts. Under the Compound Agreement, Pfizer has an option to gain exclusive rights to chemical compounds it intends to commercialize upon payment of a one-time activation fee to the Company. The Company retains all ownership of the intellectual property rights to the chemical compounds and to any inventions made by the Company's scientists working under the Compound Agreement. Additionally, Pfizer has purchased the Company's Optimer building blocks pursuant to purchase orders, during the quarter ending December 31, 2001.

         Also as previously announced, on January 14, 2002, the Company signed a Research Agreement (the "Research Agreement"), effective as of November 1, 2001, with Amgen Inc. ("Amgen"), pursuant to which the Company will provide certain drug discovery services in collaboration with Amgen on drug targets identified by Amgen. Under the Research Agreement, Amgen will pay an up-front fee and fees based on the number of the Company's scientists working on the research phase of the Research Agreement. The Company will also be entitled to receive success payments based on achieving certain milestones.

         The Compound Agreement, the Research Agreement and the form of purchase order for the purchase of chemical compounds and building blocks are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        99.1. Agreement for the Supply of Compounds between Array BioPharma Inc. and Pfizer Inc dated as of October 15, 2001.

        99.2. Research Agreement between Array BioPharma Inc. and Amgen Inc. dated as of November 1, 2001.

        99.3. Form of purchase order for the purchase of chemical compounds and building blocks.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ARRAY BIOPHARMA INC.


Date: January 15, 2002                  By: /s/ Robert E. Conway
                                           --------------------------------
                                           Robert E. Conway
                                           Chief Executive Officer


                                      -3-
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                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------
99.1.         Agreement for the Supply of Compounds between Array BioPharma Inc.
              and Pfizer Inc dated as of October 15, 2001.

99.2.         Research Agreement between Array BioPharma Inc. and Amgen Inc.
              dated as of November 1, 2001.

99.3. Form of purchase order for the purchase of chemical compounds and building blocks.


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